UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2023

CHARAH SOLUTIONS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky	40299
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 245-1353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	OTC Markets*
8.50% Senior Notes due 2026	CHRB	OTC Markets*

*On April 3, 2023, Charah Solutions, Inc. common stock and 8.50% Senior Notes due 2026 were suspended from trading on the New York Stock Exchange. On April 4, 2023, Charah Solutions, Inc. common stock and 8.50% Senior Notes due 2026 began trading on the OTC Markets operated by the OTC Markets Group, Inc., under the trading symbols CHRA and CHRB, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Charah Solutions, Inc. (the “Company”) held its special meeting of stockholders on July 12, 2023 to consider the matters relating to the proposed acquisition of the Company by Acquisition Parent 0423 Inc., as more fully described in the Company's definitive proxy statement filed with the SEC on June 12, 2023. At the special meeting, stockholders of record as of June 7,2023 (the "Record Date") of the Company's common stock ("Company Common Stock") and the Company's Series A Preferred Stock and Series B Preferred Stock (collectively, the "Preferred Stock", and together with the Company Common Stock, the "Company Capital Stock"), present in person or represented by proxy, voted on the proposals described below, voting as a single class and with the Preferred Stock voting on an as-converted basis.

At the beginning of the special meeting, approximately 83.14% of the total outstanding voting power of the Company Capital Stock entitled to vote at the special meeting was represented at the meeting in person or by proxy, constituting a quorum. Set forth below are the voting results for these proposals.

1)
To approve and adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of April 16, 2023, by and among Acquisition Parent 0423 Inc., Acquisition Sub April 2023, Inc., and Charah Solutions, Inc.

For	Against	Abstain
5,390,360	18,497	0

2)
To approve the adjournment of the special meeting of stockholders of Charah Solutions, Inc. (the “Special Meeting”), if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

The adjournment proposal was rendered moot in light of the approval of Proposal 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date: July 12, 2023	By:	/s/ Jonathan Batarseh
	Name:	Jonathan Batarseh
	Title:	President & Chief Executive Officer